Exhibit 23.1
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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 10, 2001 relating to the financial statements of 2DoBiz.com, Inc. for the year ended December 31, 2000, in such Prospectus.




/s/ Meeks, Dorman & Company, P.A.
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Meeks, Dorman & Company, P.A.
Longwood, FL  32779
January 31, 2002